[GREEN CERTIFICATE BORDER]	EXHIBIT 4.1

COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE	LAWS OF THE STATE OF NEVADA	SEE REVERSE SIDE FOR LEGEND
CENTEX CORPORATION
THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK, OR IN JERSEY CITY, NEW JERSEY		CUSIP 152312 10 4 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

Centex Corporation (hereinafter called the Corporation), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the seal of the Corporation and the signatures of its duly authorized officers.

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

AUTHORIZED SIGNATURE

[SEAL]

DATED:

/s/ JAMES R. PEACOCK III	[CENTEX LOGO]	/s/ TIMOTHY R. ELLER

SECRETARY		CHAIRMAN OF THE BOARD CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
BY	TRANSFER AGENT AND REGISTRAR

CENTEX CORPORATION

KEY TO ABBREVIATIONS

     The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	—	as tenants in common	(Name) GUST (Name) UNIF	—	(Name) as Custodian for (Name)
TEN ENT	—	as tenants by the entireties	GIFT MIN ACT (State)		under the (State) Uniform
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION IN DALLAS, TEXAS OR TO THE TRANSFER AGENT.

     For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

_____________________________________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________

X
NOTICE:	(SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
X
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: